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                                                                    EXHIBIT 10.1

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 14, 2001, by and among Motient Corporation, a Delaware corporation (the "Company"), Apollo Investment Fund IV, L.P., a Delaware limited partnership, (the "Fund"), Apollo Overseas Partners IV, L.P., a Cayman Islands limited partnership ("Overseas") and AIF IV/RRRR LLC, a Delaware limited liability corporation (collectively with the Fund and Overseas, the "Stockholders").

     WHEREAS, pursuant to, and upon the terms and subject to the conditions set
forth in, that certain Agreement and Plan of Merger, dated as of May   , 2001
(the "Merger Agreement"), by and among the Company, MR Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Company ("Merger Sub") and Rare Medium Group, Inc., a Delaware corporation ("Target"), among other things, Merger Sub will be merged with and into the Target (the "Merger");

     WHEREAS, pursuant to the Merger Agreement, at the Effective Time (as defined therein) the Stockholders will receive a number of shares of Series A Voting Preferred Stock, par value $.01 per share, of the Company ("Voting Preferred Stock") which are convertible into shares of Voting Common Stock, par value $.01 per share, of the Company ("Voting Common Stock");

     WHEREAS, pursuant to the Merger Agreement, at the Effective Time (as defined therein), the Company will assume the Company Warrants (as defined in the Merger Agreement) of the Stockholders so that each Company Warrant will become a warrant to purchase shares of Series A Non-Voting Preferred Stock, par value $.01 per share, of the Company ("Non-Voting Preferred Stock", and together with the Voting Preferred Stock, the "Preferred Stock") which are convertible into shares of Non-Voting Common Stock, par value $.01 per share, of the Company ("Non-Voting Common Stock", and together with the Voting Common Stock, the "Common Stock");

     WHEREAS, the Non-Voting Preferred Stock is convertible, upon certain transfers into shares of Voting Preferred Stock and the Non-Voting Common Stock is convertible, upon certain transfers into shares of Voting Common Stock;

     WHEREAS, in connection with and pursuant to the Merger Agreement, the Company has agreed to grant to the Stockholders certain registration rights with respect to the Registrable Shares (as defined in Section 1 hereof);

     WHEREAS, the Company and the Stockholders are parties to a Registration Rights Agreement dated as of May 14, 2001 (the "Original Agreement"); and

     WHEREAS, the Company and the Stockholders desire to amend and restate the Original Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Registration Rights.

     Each Stockholder shall be entitled to offer (including, without limitation, pursuant to one underwritten offering) for sale Registrable Shares (as defined below) pursuant to a shelf registration statement subject to the terms and conditions set forth herein (the "Registration Rights"). For purposes of this Agreement, "Registrable Shares" means (i) the shares of Voting Preferred Stock issued to the Stockholders in connection with the Merger Agreement and shares of Voting Preferred Stock issuable upon transfer of Non-Voting Preferred Stock issuable pursuant to the exercise of Company Warrants (as defined in the Merger Agreement), (ii) the shares of Voting Common Stock issuable upon conversion of the Voting Preferred Stock described in the immediately preceding clause (i) or upon the conversion of the Non-Voting Common Stock issuable upon the conversion of the Non-Voting Preferred Stock described in the immediately preceding clause
(i), and (iii) any other shares of Voting Preferred Stock or Voting Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, all such shares of Preferred Stock described in the immediately preceding clause (i) and Voting Common Stock described in the immediately preceding clause (ii); provided, that a Registrable Share ceases to be a


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Registrable Share when (A) it has been registered and sold under the Securities
Act of 1933, as amended (the "Securities Act") or (B) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144").

1.1 Shelf Registration Rights.

     (a) Shelf Registration Statement.  The Company agrees (subject to Section
1.2 hereof), within forty-five (45) days after the Effective Time (as defined in the Merger Agreement), to file, without any request or any other action on the part of the Stockholders, with the Securities and Exchange Commission ("SEC") a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration"), covering all of the Registrable Shares (the "Registration Statement"; and the related prospectus (including any preliminary prospectus) is referred to as the "Prospectus"). The Registration Statement and Prospectus (and any other form or document required to be filed in connection with the exercise of the Registration Rights) shall be on the appropriate form, reasonably satisfactory to the Stockholders or, in the case of an underwritten offering, reasonably satisfactory to the Stockholders and the underwriter, and shall otherwise comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, permitting registration of such Registrable Shares for resale by each Stockholder in the manner or manners designated by it. The Company agrees (subject to Section 1.2 hereof) to use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable and will notify each Stockholder when such Registration Statement has become effective. The Company agrees (subject to Section 1.2 hereof) to use its best efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) during the period from the date that the Registration Statement is declared effective by the SEC until the earlier of (i) the date on which the Stockholders shall have sold all of the Registrable Shares, (ii) the date on which all of the Registrable Shares are eligible to be sold or transferred under Rule 144 without holding period or volume limitations, and (iii) 36 months after the Effective Time (such period, the "Effective Period"). Upon seeking to offer and sell its Registrable Shares pursuant to the Registration Statement, each Stockholder agrees to provide in a timely manner information regarding the proposed distribution by such Stockholder of the Registrable Shares and such other information reasonably requested by the Company in connection with the preparation of and for the inclusion in the Registration Statement. The Company agrees to provide to each Stockholder the number of copies of the final Prospectus and any amendments or supplements thereto as are reasonably requested by such Stockholder. The Company shall promptly notify the Stockholders of any threatened stop order by the SEC or if the Registration Statement ceases to be effective for any reason at any time during the Effective Period (other than because of the sale of all of the securities registered thereunder or as permitted by Section 1.2 hereof), and the Company shall use its best efforts and take all reasonable actions required to prevent the entry of such stop order or to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

     (b) Offerings and Sales. At any time and from time to time during the Effective Period, subject to the restrictions set forth in Sections 1.1(c) and
1.2 and 4 hereof, each Stockholder may exercise its Registration Rights hereunder with respect to such Registrable Shares.

     (c) Limitations on Registration Rights. If a Stockholder wishes to sell Registrable Shares, such Stockholder shall deliver to the designated representative of the Company a written notice (a "Shelf Resale Notice") of such Stockholder's good faith present intention to sell, transfer or otherwise dispose of some or all of such Stockholder's Registrable Shares, and the number of Registrable Shares such Stockholder proposes to sell, transfer or otherwise dispose of. Upon receipt of each Shelf Resale Notice, the Company shall, as soon as practicable but in no event more than two business days after receipt of such Shelf Resale Notice, either (i) provide a Materiality Notice pursuant to Section
1.2 of this Agreement or (ii) give written notice (a "Company Shelf Response") to the Stockholder who gave such Shelf Resale Notice that the prospectus relating to the Registration Statement is current and that the Registrable Shares covered by the Shelf Resale Notice may be resold within five business days after receipt of such Company Shelf Response. If the Company does not respond within such two business days, it shall be deemed to have given a Company Shelf Response.

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All notices pursuant to this section shall be provided by facsimile or electronic mail delivery and confirmed by direct telephonic communication with the designated representative. Any Stockholder who receives or is deemed to have received a Company Shelf Response pursuant to the foregoing shall then have ten business days after receipt of such Company Shelf Response in which to sell, transfer or otherwise dispose of the shares subject to the Shelf Resale Notice. In the event that a Stockholder receives a Materiality Notice pursuant to this
Section 1.1(c), the rights and obligations of the parties hereto with respect to such Materiality Notice shall be governed by the provisions of Section 1.2 of this Agreement.

     (d) Underwritten Offering of Registrable Shares. If the Stockholders holding a majority of the Registrable Shares to be registered in the Shelf Registration so elect, one offering of Registrable Shares pursuant to the Registration Statement may be effected in the form of an underwritten offering of Registrable Shares. In such event, and if the managing underwriters advise the Company and the holders of such Registrable Shares in writing that in their opinion the amount of the Registrable Shares proposed to be sold in such offering exceeds the amount of Registrable Shares which can be sold in such offering, there shall be included in such underwritten offering the amount of such Registrable Shares which in the opinion of such underwriters can be sold, and such amount shall be allocated pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares requested to be included by such holders. Registrable Shares not sold in an underwritten offering contemplated by this Section 1.1(c) shall continue to be registered pursuant to the Shelf Registration for the period provided for in Section 1.1(a). The Stockholder of the Registrable Shares to be registered shall pay all underwriting discounts and commissions of such underwriters.

     (e) Selection of Underwriters. If any of the Registrable Shares covered by the Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Stockholders holding a majority of such Registrable Shares included in such offering; provided that such investment bank or manager shall be reasonably satisfactory to Company.

     1.2 Suspension of Initial Filing or Offering. At any time the Company may determine that the initial filing of the Registration Statement pursuant to
Section 1.1(a), or the offers and sales by Stockholders under the Registration Statement or otherwise during the Effective Period shall be suspended if (i) a negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would, in the Company's reasonable judgment, based upon the advice of counsel, require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential, and the nondisclosure of which in the Registration Statement would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements or obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement would be impracticable, or
(ii) the offering of such Registrable Shares would, in the Company's reasonable judgment, based upon the written advice of its underwriter, adversely affect a pending or proposed underwritten public offering or Rule 144A offering of the Common Stock or other securities by the Company. Immediately upon making such a determination, the Company shall give written notice (which shall include a certificate of the Chief Executive Officer or President of the Company as to the nature of such determination) to each Stockholder (a "Materiality Notice"), upon receipt of which each Stockholder agrees, subject to the provisions of this
Section 1.2, that it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement or otherwise until (x) in the case of a Materiality Notice delivered pursuant to clause (i) above, such Stockholder receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or (y) in the case of a Materiality Notice delivered pursuant to clause (ii) above, such Stockholder receives a subsequent notice from the Company that revokes or otherwise withdraws such Materiality Notice; provided, that the Company may delay filing, suspend or withdraw the Registration Statement and such offers and sales pursuant to clause (i) above, for no more than five (5) business days after the abandonment or consummation of any of the foregoing negotiations, transactions or events (or if such negotiations are consummated, then as soon as practicable as required to obtain the required financial statements, if any) or, in any event, for no more than sixty (60) days after delivery of the Materiality Notice

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pursuant to clauses (i) or (ii) above, at any one time (and the Company shall not be entitled to require the Stockholders to delay or discontinue offers and sales pursuant to this Section 1.2 for more than two occasions during any twelve month period and not for more than 90 days at a time); and provided further, that in the case of clause (ii) each Stockholder will be bound by the same lockup agreement as is required for all affiliates of the Company by the underwriter of such offering which shall not extend for more than ninety (90) days after the closing of such offering. If so directed by the Company, each Stockholder will deliver to the Company all copies of the Prospectus covering the Registrable Shares current at the time of receipt of a Materiality Notice.

1.3 Piggy-Back Registration Rights.

     (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of equity security or security convertible into or exchangeable for any class of equity security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC), or registrations solely in connection with employee stock options or other employee benefit plans), or a registration statement filed in connection with an exchange offer or offering of securities to the Company's existing securityholders, then the Company shall give written notice of such proposed filing to the Stockholders as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Stockholders the opportunity to register such number and type of shares of Registrable Shares as each such Stockholder may request ("Piggy-Back Registration"). The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method of distribution thereof. No registration effected under this Section 1.3, and no failure to effect a registration under this Section 1.3, shall relieve the Company of its obligations pursuant to Section 1.1, and no failure to effect a registration under this Section 1.3 and complete the sale of shares in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 1.4 and 2.1).

     (b) Notwithstanding anything contained herein, if the managing underwriter or underwriters of an offering described in the foregoing paragraph (a) deliver a written opinion to the Stockholders requesting inclusion in such offering that
(i) the size of the offering that the Stockholders, the Company and any other Persons intend to make or (ii) the kind of securities that the Stockholders, the Company and any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Shares requested to be included, then, (A) if the size of the offering is the basis of such underwriter's opinion, the Company will include the securities in the registration in the following order of priority, subject to the priority rights of the holders of securities requesting registration pursuant to the Existing Registration Rights Agreements (as defined in Section 5.7 below): (1) first, all securities the Company or the holder for whom the Company is effecting the registration, as the case may be, proposes to sell, (2) second, up to the full number or dollar amount of Registrable Shares requested to be included in the registration (allocated pro rata among the holders of Registrable Shares, on the basis of the number of Registrable Shares requested to be included, as the case may be), and (3) third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree; and
(B) if the combination of securities to be offered is the basis of such underwriter's opinion, then the Stockholders shall not have any registration rights pursuant to this Section 1.3 with respect to such offering.

     (c) The Stockholders included within such Piggy-Back Registration may withdraw all or any part of the Registrable Shares from such Piggy-Back Registration at any time (before but not after the effective date of such Registration Statement), by delivering written notice of such withdrawal request to the Company.

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     (d) If the Company shall determine for any reason (x) not to register or
(y) to delay a registration which includes Registrable Shares pursuant to this
Section 1.3, the Company may, at its election, give written notice of such determination to the Stockholders and, thereupon (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Shares for the same period as the delay in registering such other shares.

     1.4 Expenses. The Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 1 (the "Registration Expenses"), regardless of whether a Registration Statement becomes effective, including, without limitation, (i) all SEC registration and filing fees and expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to the dealers, the Stockholders or the underwriters, (ii) fees and disbursements of the Company, including, without limitation, fees and disbursements of counsel for the Company, independent public accountants (including the expenses of any comfort letters required under this Agreement) and other experts of the Company,
(iii) fees and expenses in connection with the qualification of Registrable Shares for offering and sale under state securities laws (including fees and expenses incurred in connection with blue sky qualifications of the Registrable Shares), (iv) fees and expenses incident to any filing with the National Association of Securities Dealers, Inc. ("NASD") or securing any required review by NASD of the terms of the sale of Registrable Shares to be disposed of, (v) all fees and expenses incurred in connection with the listing of Registrable Shares on each securities exchange or quotation system on which the Common Stock is then listed, (vi) reasonable fees and expenses of one counsel for the Stockholders, (vii) fees and expenses in connection with one underwritten offering or proposed underwritten offering of the Registrable Shares hereunder and reasonable fees and expenses in connection with the marketing efforts in connection therewith; provided, however, that the Company shall not be obligated to pay the fees and expenses of the underwriters and the Stockholders, and
(viii) internal expenses of the Company (including, without limitation. all salaries and expenses of its officers and employees performing legal or accounting duties). The Stockholders shall be responsible for the payment of any underwriting discounts and fees, brokerage and sales commissions and any transfer taxes relating to the sale or disposition of the Registrable Shares, reasonable expenses in connection with the marketing efforts of the underwriters and the Stockholders and fees and disbursements of counsel for the Stockholders, all of which shall be paid by the sellers of Registrable Shares.

1.5 Registration Procedures.

     (a) If and whenever the Company is required to effect the registration under the Securities Act of Registrable Shares as provided in this Agreement, the Company will, as expeditiously as possible:

          (i) use its best efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Stockholders or managing underwriter shall reasonably request in writing, to keep each such registration or qualification effective during the Effective Period, and to do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholders to consummate the disposition in each such jurisdiction of the Registrable Shares owned by such Stockholders; provided, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 1.5, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction;

          (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be (x) necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares until such time as all Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Stockholder set forth in the Registration Statement or (y) reasonably requested by the Stockholders or any underwriter of the Registrable Shares;
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          (iii) furnish to each Stockholder and, as the case may be, underwriter, such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in the Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in the Registration Statement or Prospectus, and such other documents as each Stockholder or underwriter may reasonably request;

          (iv) cause the Registrable Shares to be listed on each national securities exchange or quotation system on which the Shares are then listed, if the listing of such securities is then permitted under the rules of such exchange or quotation system;

          (v) enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Shares;

          (vi) notify in writing each Stockholder promptly upon (A) the happening of any event as a result of which a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to the provisions of Section 1.2 hereof, at the request of a Stockholder prepare and furnish to such Stockholder as many copies of a supplement to or an amendment of such Prospectus as such Stockholder reasonably requests so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) the receipt by the Company of any notification with respect to any comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (C) the receipt by the Company of any notification with respect to the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (vii) the Company will, at least five business days prior to filing a Registration Statement or Prospectus or any amendment or supplement thereto, furnish to each Stockholder and each underwriter, if any, of the Registrable Shares covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter furnish to such Stockholder and underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein that are specifically requested to be provided), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Stockholder;

          (viii) use its best efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Stockholders holding the Registrable Shares to consummate the disposition of the Registrable Shares;

          (ix) subject to the execution of customary confidentiality agreements in form and substance reasonably satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Stockholders holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by such Stockholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information
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     (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (C) such Information has been made generally available to the public; the Stockholders holding such Registrable Shares agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (x) if an underwritten offering or otherwise reasonably necessary, use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

          (xi) if an underwritten offering or otherwise reasonably necessary, use its best efforts to obtain from its counsel an opinion or opinions in customary form naming the Stockholders holding such Registrable Shares as additional addressees or parties who may rely thereon;

          (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

          (xiii) issue to any underwriter to which the Stockholders holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

          (xiv) make available for reasonable inspection by, or give reasonable access to, each Stockholder and by any attorney, accountant or other agent retained by such Stockholder, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Stockholder or any other person in connection with the offering thereunder; and

          (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

     (b) The Company may require each Stockholder, upon selling Registrable Shares as to which any registration is being effected, to furnish the Company with such information in writing regarding such Stockholder and the distribution of such securities as required to be included in the Registration Statement or Prospectus or Preliminary Prospectus included therein as the Company may from time to time reasonably request. No Stockholder may include any of its Registrable Shares in the Registration Statement pursuant to this Agreement unless and until such Stockholder furnishes to the Company such information in writing. Each Stockholder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Stockholder not materially misleading.

SECTION 2. Indemnification.

     2.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Stockholder in any offering or sale of Registrable Shares, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares, and each person, if any, who controls such Stockholder or such underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and their respective directors, trustees, officers, partners, agents, employees and affiliates as follows:

     (a) against any and all loss, liability, claim, damage and expense (including reasonable legal fees and expenses) and action or proceeding (whether commenced or threatened) whatsoever (collectively, "Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus or registration statement (or any amendment or supplement thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated

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therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (b) against any and all Losses, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent will not be unreasonably withheld); and

     (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Losses or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph
(a) or (b) above; provided, that the indemnity provided pursuant to this Section
2.1 does not apply to any indemnified party with respect to any Losses or expenses to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such indemnified party for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such indemnified party's failure to deliver an amended or supplemental Prospectus if such Losses would not have arisen had such delivery occurred.

     2.2 Indemnification by each Stockholder. Each Stockholder (and each permitted assignee of such Stockholder) agrees, severally and not jointly, to indemnify and hold harmless the Company, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, as follows:

     (a) against any and all Losses whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact and contained in any prospectus or registration statement (or any amendment or supplement thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (b) against any and all Losses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Stockholder (which consent will not be unreasonably withheld);

     (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Losses or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph
(a) or (b) above; and

     (d) notwithstanding the provisions of subparagraphs (a), (b) and (c) above, the indemnity provided pursuant to this Section 2.2 shall only apply with respect to any Losses to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Stockholder expressly for use in the registration statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). Notwithstanding the provisions of this Section 2.2 or any other provision of this Agreement, none of any Stockholder nor any permitted assignee shall be required to indemnify the Company, its indemnified persons hereunder with respect to any amount in excess of the amount of the total proceeds to such Stockholder or such permitted assignee, as the case may be, from sales of the Registrable Shares of such Stockholder under the registration statement with respect to such offering.

     2.3 Conduct of Indemnification Proceedings. The indemnified party shall give prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party shall not relieve it from any liability which it may have under the indemnity agreement provided in Section
2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party (which consent will not be unreasonably withheld) unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld). Except as expressly stated herein, if an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

     2.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 2 is unavailable to an indemnified party, the indemnifying party shall contribute to the aggregate Losses of the nature contemplated by such indemnity agreement incurred by any indemnified party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and each Stockholder on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified party in connection with the offering to which such Losses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, each Stockholder shall not be required to contribute any amount in excess the amount of the total net proceeds to such Stockholder from sales of the Registrable Shares of the Stockholder under the registration statement.

     Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls an indemnified party within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such indemnified party, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company. The Stockholders' obligations under this
Section 2.4 are several and not joint and shall, at all times, be subject to the limitations set forth in Section 2.2(d) hereof.

     The indemnity agreements contained in this Section 2 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Shares by a Stockholder.

SECTION 3. Rule 144 Compliance.

     The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable each Stockholder to sell Registrable Shares pursuant to Rule 144. In connection with any sale, transfer or other disposition by a Stockholder of any Registrable Shares pursuant to Rule 144, the Company shall cooperate with such Stockholder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as such Stockholder may reasonably request at least ten (10) business days prior to any sale of Registrable Shares hereunder.

SECTION 4. Restrictions on Resale

     Notwithstanding anything contained herein to the contrary, until 360 days after Effective Time (the "End Date"), each Stockholder hereby agrees not to directly or indirectly make or cause any offering, sale, short sale, hypothecation, pledge or other disposition (collectively, a "Transfer") of Registrable Shares originally issued to such Stockholder; provided, however, that prior to the End Date each Stockholder may, in its sole discretion,
Transfer:

          (i) up to an aggregate amount of 25% of the Registrable Shares originally issued to such Stockholder at any time after the date that is 90 days after the Effective Time;

          (ii) up to an aggregate amount of 50% of the Registrable Shares originally issued to such Stockholder at any time after the date that is 180 days after the Effective Time; and

          (iii) up to an aggregate amount of 75% of the Registrable Shares originally issued to such Stockholder at any time after the date that is 270 days after the Effective Time.

For the avoidance of doubt, at any time after the End Date each Stockholder may, in its sole discretion, Transfer all of the Registrable Shares originally issued to such Stockholder.

SECTION 5. Miscellaneous.

     5.1 Integration; Amendment. This Agreement, together with the Merger Agreement, constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein, including, without limitation, the Original Agreement. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and each Stockholder.

     5.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

     5.3 Successors and Assigns; Third Party Beneficiaries. Each Stockholder may assign its rights hereunder to any transferee of Registrable Shares; provided, however, that such transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Stockholder, whereupon such transferee shall have the benefits of and shall be subject to the restrictions contained in this Agreement as if such transferee was originally included in the definition of an Stockholder and had originally been a party hereto. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the designated representative of the Stockholders, provided that as a condition to any merger, reorganization or consolidation of the Company with any Person (as defined in the Securities Act) in which the holders of Common Stock receive securities of any other Person (the "Successor Issuer") the Company shall assign all of its rights, and delegate all of its obligations under this Agreement to such Successor Issuer in which event the Successor Issuer will agree in writing to become the "Company" for all purposes of this Agreement. Any purported assignment, merger, reorganization or consolidation in violation of this Section shall be void. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Stockholders (who shall be third party beneficiaries of this Agreement entitled to the benefit of, and to enforce, its terms) and the Company and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Stockholders and the Company and their respective successors, and for the benefit of no other Person. No purchaser of Common Stock from a Stockholder (other than another Stockholder) shall be deemed to be a successor or assignee by reason merely of such purchase.

     5.4 Benefits of Registration Rights. The Stockholders may severally or jointly exercise the Registration Rights hereunder in such proportion as they shall agree among themselves.

     5.5 Notices; Designated Representative. Except as otherwise provided in this Agreement, notices and other communications required by this Agreement shall be in writing and delivered by hand against receipt or sent by recognized overnight delivery service or by certified or registered mail, postage prepaid, with return receipt requested or by confirmed facsimile or confirmed electronic mail transmission, properly addressed to the addresses of the parties set forth on the signature pages hereto or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing. The designated representative of the Company shall initially be its General Counsel or such other person as the Company shall from time to time designate to the Stockholders in writing.

     5.6 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

     5.7 No Conflict of Rights. The Company shall not grant any registration rights which conflict with the Registration Rights. The parties to this Agreement acknowledge and agree that it is their intent that this Agreement be consistent with the terms of the Existing Registration Rights Agreements and that the Company have no obligation under this Agreement which conflicts with its obligations under the Existing Registration Rights Agreements. To that end, notwithstanding anything to the contrary contained in this Agreement, to the extent that any of the provisions of this Agreement conflict with any of the provisions of the Existing Registration Rights Agreements, the Company shall not be obligated to comply with its obligations under the conflicting provisions of this Agreement until it can do so without violating the provisions of the Existing Registration Rights Agreement; provided that the Company shall use its best efforts to resolve any such conflict and cause the Registrable Shares to be registered pursuant to Section 1.1 hereof. For purposes of this Agreement, "Existing Registration Rights Agreements" means (i) the Registration Rights Agreement, as amended and restated on April 19, 1996, by and among the Company, Toronto Dominion Investments, Inc. Morgan Guaranty Trust Company of New York and Hughes Communications Satellite Services, Inc., (ii) the Amended and Restated Registration Rights Agreement, dated as of March 31, 1998, as amended, by and among the Company, Hughes Electronics Corporation, Singapore Telecommunications Ltd., and Baron Capital Partners, L.P., (iii) the Registration Rights Agreement, dated March 31, 1998, by and between the Company and Motorola, Inc., (iv) the Warrant Registration Rights Agreement dated as of March 31, 1998 by and among the Company, Bear, Stearns & Co., Inc., J.P. Morgan Securities Inc., T.D. Securities (USA) Inc. and BancAmerica Robertson Stephens, (v) the Exchange Agreement, dated June 7, 1999, by and among the Company, WorldSpace, Inc. and XM Satellite Radio Holdings, Inc. and (vi) the Registration Rights Agreement, dated as of June 29, 2000 by and among the Company and the Investors named therein, as amended.

     5.8 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

     5.9 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     5.10 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

     5.11 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

     5.12 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     5.13 Effectiveness of Agreement; Termination. This Agreement shall not become effective until the Effective Time, at which time this Agreement shall take full force and effect, and shall terminate on the thirty-sixth month anniversary of the Effective Time. If the Effective Time does not occur prior to the termination of the Merger Agreement in accordance with its terms, then this Agreement shall terminate and shall be of no force or effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                      MOTIENT CORPORATION

                                      By: /s/ WALTER V. PURNELL, JR.
                                         ---------------------------------------
                                         Walter V. Purnell, Jr.
                                         President and Chief Executive Officer

                                      Address for Notices:
                                      10802 Parkridge Blvd.
                                      Reston, VA 20191-5416

                                      APOLLO INVESTMENT FUND IV, L.P.

                                      By: Apollo Investment Fund IV, L.P.,
                                           general partner
                                         Apollo Capital Management IV, Inc.,
                                           general partner

                                      By: /s/ ANDREW AFRICK
                                         ---------------------------------------
                                         Andrew Africk, Vice President

                                      Address for Notices:
                                      1301 Avenue of the Americas
                                      38th Floor
                                      New York, NY 10019

                                      APOLLO OVERSEAS PARTNERS IV, L.P.

                                      By: Apollo Investment Fund IV, L.P.,
                                           general partner
                                         Apollo Capital Management IV, Inc.,
                                           general partner

                                      By: /s/ ANDREW AFRICK
                                         ---------------------------------------
                                         Andrew Africk, Vice President

                                      Address for Notices:
                                      1301 Avenue of the Americas
                                      38th Floor
                                      New York, NY 10019

                                      AIF IV/RRRR LLC

                                      By: /s/ ANDREW AFRICK
                                         ---------------------------------------
                                         Andrew Africk, Manager

                                      Address for Notices:
                                      1301 Avenue of the Americas
                                      38th Floor
                                      New York, NY 10019:

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